SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           October 18, 2000


                             Bell Microproducts Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                 (State of Other Jurisdiction of Incorporation)


       000-21528                                        94-3057566
(Commission File Number)                   (I.R.S. Employer Identification No.)


          1941 Ringwood Avenue
          San Jose, California                                     95131-1721
    (Address of Principal Executive Offices)                       (Zip Code)


                                 (408) 451-9400
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On October 18, 2000, Bell Microproducts Inc. (the "Registrant") announced its financial results for the third quarter ended September 30, 2000. The full text of the press release is set forth in Exhibit 99, which is attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not required.

         (b)      Pro Forma Financial Information:

                  Not required.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BELL MICROPRODUCTS, INC.


Date:  October 19, 2000                    By /s/ Remo E. Canessa
                                              By:  Remo E. Canessa
                                                   Vice President, Finance and
                                                   Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                             BELL MICROPRODUCTS INC.




Exhibit Number    Exhibit Description

   99                      Press release dated October 18, 2000